FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT
This FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT is dated as of
July 31, 2002 and is among K. HOVNANIAN MORTGAGE, INC., a New Jersey corporation (the "Borrower"), GUARANTY BANK, BANK OF AMERICA, N.A., BANK ONE, NA and COMERICA BANK (together with any successors and assigns thereof, hereinafter referred to individually as an "Existing Lender" and collectively as the "Existing Lenders"), U.S. BANK NATIONAL ASSOCIATION and NATIONAL CITY BANK OF KENTUCKY, a national banking association (together with any successors and assigns thereof, hereinafter referred to individually as a "Supplemental Lender" and collectively as the "Supplemental Lenders"), and GUARANTY BANK, a federal savings bank, as Agent for the Lenders under the Credit Agreement ("Agent").
RECITALS
The Borrower, the Agent and the Existing Lenders are parties to a certain Revolving Credit Agreement dated as of June 7, 2002 (the "Credit Agreement"), pursuant to which the Existing Lenders have agreed to provide a revolving credit facility to Borrower on the terms and conditions set forth in the Credit Agreement. Any capitalized term not expressly defined herein shall have the meaning ascribed to such term in the Credit Agreement.
The parties hereto desire to modify the Commitments and certain definitions set forth in Article I of the Credit Agreement.
NOW, THEREFORE, the parties hereto agree as follows:
1. Definitions relating to Federal Funds Rate.  The definitions of
"Federal Funds Effective Rate" and "Federal Funds Funding Rate" in Article I of the Credit Agreement are hereby amended in their entirety to read as follows:
"'Federal Funds Effective Rate' means, for any day, an interest rate per annum equal to the 'Fed funds (effective rate)' as reported on such day for the immediately preceding Business Day by the Federal Reserve Board in its H.15 statistical release or any successor publication (or, if such day is not a Business Day, on the immediately preceding Business Day) or, if such rate is not so published on any day which is a Business Day, 'Federal Funds
Effective Rate' shall mean a comparable rate of interest reasonably selected by Agent."
"'Federal Funds Funding Rate' means, with respect to any Fed
Funds Loan for any day, the Federal Funds Effective Rate for such day."
2. Other Definitions. In Article I of the Credit Agreement, the definition of "Eurodollar Base Rate" is hereby amended by substituting the word "Agent" for the word "Lender" at the end of such definition and the definition of "Security Agreement" is hereby amended by deleting the words "Fourth Amended and Restated" prior to the words "Security and Collateral Agency Agreement".
3. Modifications to Commitments.
Each of the Existing Lenders and the Supplemental Lenders, hereby agrees that from and after the date hereof it shall have a Commitment in the amount set forth opposite its name in Column (A) of Schedule 2 attached hereto, resulting in a new Aggregate Commitment of $150,000,000 as of the date hereof, and each of the Supplemental Lenders hereby assumes all of the rights and obligations of a Lender under the Credit Agreement.
The Borrower shall execute and deliver to each of the Supplemental
Lenders as of the date hereof, a new Note in the form attached to the Credit Agreement as Exhibit A to evidence the new Commitment of such Supplemental Lender.
4. Schedules. The Credit Agreement is hereby amended by substituting Schedule 2 and Schedule 3 to this Amendment for Schedule 2 and
Schedule 3 to the Credit Agreement.
5. Miscellaneous.
(a) All references to the Credit Agreement in the Loan
Documents shall be deemed to refer to the Credit Agreement as amended by this Amendment.
(b) Borrower hereby represents and warrants to the Lenders that on the date of execution hereof both prior to and after giving effect to this Amendment, (i) the representations and warranties of Borrower contained in the Loan Documents are accurate and complete in all respects, and (ii) no Default or Unmatured Default has occurred and is continuing.
(c) In all other respects, the Credit Agreement and the other
Loan Documents are and remain unmodified and in full force and effect and are hereby ratified and confirmed. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.
(d) The Company agrees to reimburse the Agent for all reasonable out-of-pocket expenses (including legal fees and expenses) incurred in connection with the preparation, negotiation and consummation of this Amendment.
(e) This Amendment may be executed in counterparts which, taken together, shall constitute a single document. This Amendment may be duly executed by facsimile or other electronic transmission.


THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES.
	THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
				K. HOVNANIAN MORTGAGE, INC.
				By:
				Name:
				Title:

				GUARANTY BANK, individually and as Agent

				By:
				Name:
				Title:

BANK OF AMERICA, N.A.


				By:
				Name:
				Title:

				BANK ONE, NA


				By:
				Name:
				Title:

				COMERICA BANK



				By:
					Name:
					Title:


				NATIONAL CITY BANK OF KENTUCKY


				By:
					Name:
					Title:


				U.S. BANK NATIONAL ASSOCIATION


				By:
					Name:
					Title:

CONSENT AND AGREEMENT


	Hovnanian Enterprises, Inc. hereby consents to the provisions of this Amendment and the transactions contemplated herein, and hereby ratifies and confirms the Keep-Well Agreement dated as of June 7, 2002 made by it for the benefit of Lender and the Subordination Agreement dated as of June 7, 2002 made by it for the benefit of Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.


						HOVNANIAN ENTERPRISES, INC.



						By:
							Name:
							Title:
SCHEDULE 2

LENDER
	(A)

COMMITMENT	(B)
COMMITMENT
PERCENTAGE
(A?Aggregate
Commitment)	(C)


SWINGLINE
AMOUNT

Guaranty Bank
$35,000,000
23.333%
$3,000,000
Bank of America
	$30,000,000	20.000%
Bank One
	$25,000,000	16.667%
Comerica
	$25,000,000	16.667%
U.S. Bank
	$25,000,000	16.667%
National City Bank
	$10,000,000	  6.667%

SCHEDULE 3


LIST OF APPROVED INVESTORS

CHASE MANHATTAN MORTGAGE CORPORATION
COUNTRYWIDE HOME LOAN, INC.
FLAGSTAR BANCORP
FEDERAL HOME LOAN MORTGAGE CORPORATION
FEDERAL NATIONAL MORTGAGE ASSOCIATION
FIRST HORIZON BANCORP
FIRST NATIONWIDE MORTGAGE
GREENPOINT MORTGAGE CORPORATION
GUARANTY RESIDENTIAL LENDING
IMPAC FUNDING CORPORATION
NATIONAL CITY BANK
OHIO SAVINGS BANK
RESIDENTIAL FUNDING CORPORATION
VALLEY NATIONAL BANK
WASHINGTON MUTUAL
WELLS FARGO

CHASE MANHATTAN FUNDING
COUNTRYWIDE HOME LOAN, INC.1
IMPAC FUNDING CORPORATION1
RESIDENTIAL FUNDING CORPORATION1


    Approved for the purchase of Non-Conforming Mortgage Loans.